PART IV
ITEM 15. Exhibits and Financial Statement Schedules

EXHIBIT 32.1 Certification of Chief Executive Officer of Cigna Corporation pursuant to 18 U.S.C. Section 1350

I certify that, to the best of my knowledge and belief, the Annual Report on Form 10-K of Cigna Corporation for the fiscal period ending December 31, 2014 (the "Report"):

(1)
complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cigna Corporation.

/s/ David M. Cordani David M. Cordani Chief Executive Officer February 26, 2015
CIGNA CORPORATION - 2014 Form 10-K E-11